Subsequent Events	9 Months Ended
Dec. 31, 2019
Subsequent Events [Abstract]
Subsequent Events
Subsequent Events
The Company has evaluated subsequent events through the date and time the financial statements were available to be issued on July 31, 2019 and has the following items to report.
2019 Equity Incentive Plan
In July 2019, the Company’s board of directors, upon the recommendation of the compensation committee of the board of directors, adopted the 2019 Equity Incentive Plan, or the 2019 Plan, which was subsequently approved by the Company’s shareholders. The 2019 Plan became effective July 30, 2019. The 2019 Plan replaced the Company’s Management Incentive Unit program, or the MIU Plan and, in connection with the Spin-Off Transactions, outstanding awards granted under the MIU Plan were converted into shares of common stock, restricted stock, and restricted stock units, which were granted under the 2019 Plan. At the time of conversion, the MIUs and AUs will cease to be classified as liability awards and a compensation charge will be recognized over the remaining vesting period based on the fair value of the awards at the date of conversion.
The Company initially reserved 52,000,000 shares of common stock, or the Initial Limit, for the issuance of awards under the 2019 Plan. The 2019 Plan provides that the number of shares reserved and available for issuance under the plan will automatically increase each April 1, beginning on April 1, 2020, by 4% of the outstanding number of shares of our common stock on the immediately preceding March 31 or such lesser number determined by the compensation committee, or the Annual Increase. This number is subject to adjustment in the event of a stock split, stock dividend or other change in our capitalization.
Employee Stock Purchase Plan
In July 2019, the board of directors adopted, and the Company’s stockholders approved, the 2019 Employee Stock Purchase Plan (the “ESPP”) for the issuance of up to a total of 6,250,000 shares of common stock, subject to an increase.